United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2023

Payoneer Global Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40547	86-1778671
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 W 30th St New York, New York	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 600-9272

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.01 per share	PAYO	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock, $0.01 par value, at an exercise price of $11.50 per share	PAYOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

The information contained in Item 7.01 of this Current Report is incorporated by reference herein.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On January 18, 2023, Payoneer Global Inc. (the “Company”) announced that Michael Levine is expected to depart as Chief Financial Officer of the Company in March 2023. Mr. Levine will remain employed in an advisory role to assist with the transition of the new Chief Financial Officer through January 1, 2024.

In connection with Mr. Levine’s departure from the Company, the Company and Mr. Levine entered into a Separation Agreement and General Release, dated January 16, 2023 (the “Separation Agreement”). The Separation Agreement provides that Mr. Levine will resign from his position as Chief Financial Officer on or about March 1, 2023, but in no event later than March 15, 2023 (the “Cessation Date”). Mr. Levine will continue to be employed by the Company to assist with the transition of his duties until January 1, 2024 (the “Separation Date”). The Separation Agreement provides that in exchange for his continued employment as an advisor through the Separation Date, his continued compliance with the restrictive covenants and a release of claims, the Company will provide Mr. Levine: (i) salary continuation payments through the Separation Date in an amount equal to the sum of his annual base salary at the rate in effective as of the Cessation Date, payable in accordance with the Company’s regular payroll schedule; (ii) lump sum cash severance payment equal to $400,000, less applicable taxes and withholdings, to be paid in two equal installments within the thirty days following the Cessation Date and the Separation Date, respectively; (iii) acceleration of the vesting of his restricted stock units and his options to purchase the Company’s common stock (collectively, the “Accelerated Equity”), such that, as of the Separation Date, Mr. Levine will be deemed vested in the Accelerated Equity as if he had remained employed through March 31, 2024; (iv) participation in the Company’s benefit plans through the Separation Date; and (v) payment of the value of any accrued but unused vacation days up until and including the Cessation Date, to be paid on the Cessation Date. The Separation Agreement also provides that Mr. Levine agrees that, for a period of eighteen months following the Cessation Date, he will not compete with the Company, will not solicit or hire any employees of the Company or solicit any customer or potential customer of the Company.

Item 7.01	Regulation FD Disclosure.

On January 18, 2023, the Company issued a press release announcing the expected departure of Mr. Levine as Chief Financial Officer and the hiring of Ms. Bea Ordonez’s as the Company’s Deputy Chief Financial Officer. The Company’s expectation is that the board of directors of the Company will appoint Ms. Bea Ordonez as Chief Financial Officer of the Company upon Mr. Levine’s departure as Chief Financial Officer.

In addition, the Company announced that, based on preliminary internal results, it expects to exceed its previously provided guidance for the year ended December 31, 2022. Because the Company’s financial statements for the year ended December 31, 2022 have not been finalized or audited, these preliminary statements regarding the Company’s estimated full-year performance are subject to change, and the Company’s actual results as of the end of this period may differ materially from these preliminary statements. Accordingly, you should not place undue reliance on these preliminary statements.

A copy of the press release is attached hereto as Exhibit 99.1.

The information in contained with Items 2.02 and Item 7.01 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Payoneer’s future financial or operating performance. For example, projections of future volume, revenue, transaction cost and adjusted EBITDA are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “plan,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Payoneer and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the outcome of any legal proceedings; (2) changes in applicable laws or regulations; (3) the possibility that Payoneer may be adversely affected by geopolitical and other economic, business and/or competitive factors; (4) Payoneer’s estimates of its financial performance; and (5) other risks and uncertainties set forth in Payoneer’s Annual Report on Form 10-K for the period ended December 31, 2021 and future reports that Payoneer may file with the SEC from time to time. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Payoneer does not undertake any duty to update these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release issued by Payoneer Global Inc., dated January 18, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYONEER GLOBAL INC.

January 18, 2023	By:	/s/ Scott Galit
Name: Scott Galit
Title: Co-Chief Executive Officer